EXHIBIT 10.1

LEASE TERMINATION AND ADVANCE PAYMENT AGREEMENT

BY THIS AGREEMENT, dated as of March 23, 2004, GERON CORPORATION, a Delaware corporation with an office at 230 Constitution Drive, Menlo Park, CA 94025 (“Geron”), DAVID D. BOHANNON ORGANIZATION, a California corporation with an office at 60 Hillsdale Mall, San Mateo, CA 94403-3497 (“DDBO”) and BOHANNON DEVELOPMENT COMPANY, a California corporation with an office at 60 Hillsdale Mall, San Mateo, CA 94403-3497 (“BDC”), agree as follows:

1.      Background. Geron is the tenant and DDBO is the landlord under two real property leases (the “Leases”): a lease dated January 20, 1993 to the premises at 200 Constitution Drive, Menlo Park, California, as amended and extended (the “200 Lease”), a lease dated March 25, 1996 to the premises at 230 Constitution Drive, Menlo Park, California, as amended and extended (the “230 Lease”). Geron is the tenant and BDC is the landlord under a lease dated March 7, 2000 to the premises at 255 Constitution Drive, Menlo Park, California, as amended (the “255 Lease”). Each of the Leases requires Geron to pay the landlord monthly rent, in cash. Geron wishes to make advance payments of rent on each of the Leases, using shares of Geron’s common stock.

2.      Termination of 255 Lease. Contemporaneously with the execution of this Agreement, Geron and BDC will execute a lease termination agreement (the “Termination Agreement”) in substantially the form of Exhibit A to this Agreement. On or before the second business day after the day on which the Termination Agreement is executed,, Geron will pay in cash the rent for February and March 2004 as provided in the 255 Lease and issue to BDC or its designee shares of common stock with a value equal to $394,290 as provided in Section 4 below. Upon such cash payment and issuance of such shares, the parties agree that Geron will have satisfied all its past, present and future obligations under the 255 Lease, and the 255 Lease shall be deemed terminated in accordance with the terms of the Termination Agreement.

3.      Advance Payment of Rent. On or before the second business day after the day on which this Agreement is executed, Geron will make an advance payment of the aggregate base rent under the 200 Lease and the 230 Lease for the period from February 1, 2004 through July 31, 2008 (the “Payment Period”) by issuing to DDBO or its designee shares of Geron’s common stock with a value equal to $3,051,950 as provided in Section 4 below. Upon issuance of such shares, the parties agree that Geron will have fully satisfied its obligations with respect to base rent under Sections 2.1 and 2.2 of the 200 Lease and Section 2.1 of the 230 Lease for the Payment Period.

4.      Number of Shares; Stock Purchase Agreement. The number of shares to be transferred to BDC and DDBO pursuant to Sections 2 and 3 above (the “Shares”) will be calculated using the average of the closing prices on the Nasdaq National Market on the three trading days before the date on which the Shares are issued, and the Shares will be transferred upon execution of, and on the terms and conditions of, a Stock Purchase Agreement between Geron and BDC in substantially the form attached as Exhibit B and a Stock Purchase Agreement between Geron and DDBO in substantially the form attached as Exhibit C.

5.      Leases Unchanged. Except as explicitly stated in this Agreement, the 200 Lease and the 230 Lease are unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Advance Payment Agreement as of the date first above written.

Geron Corporation

/s/ David L. Greenwood
By:	David L. Greenwood

Executive Vice President and

Chief Financial Officer

David D. Bohannon Organization

/s/ Robert L. Webster
By:
Title:	Chairman

Bohannon Development Company

/s/ Robert L. Webster
By:	Robert L. Webster
Title:	President and CEO

EXHIBIT A

Lease Termination Agreement

AGREEMENT

THIS AGREEMENT is made this ____ day of ____________, 2004, by and between BOHANNON DEVELOPMENT COMPANY, a California corporation ("Landlord"), GERON CORPORATION, a Delaware corporation ("Tenant"), and Theme Party Productions, Ltd., a California corporation (“Sublessee”).

RECITALS:

A.              Landlord and IPRINT.COM. Inc., as tenant entered into a lease ("Lease") dated March 7, 2000, for certain demised premises located at 255 Constitution Drive, Menlo Park, California, as more particularly described in the Lease.

B.           Tenant acquired its interest in the Lease pursuant to a First Amendment to Lease and Assignment and Assumption of Lease (the “First Amendment”) dated December 7, 2001 by and between Landlord, Tenant and IPRINT Technologies, Inc. The Lease, as amended by the First Amendment, is herein collectively referred to as the “Lease”.

C.           Pursuant to a Sublease Agreement dated May 1, 2003 (the “Sublease”) by and between Tenant and Sublessee, Tenant sublet a portion of the demised premises. Landlord consented to the Sublease pursuant to a Consent of Master Landlord (the “Consent”) dated March 7, 2003, by and between Landlord as Master Landlord, Tenant as Sublessor and Sublessee.

D.          The Lease is scheduled to expire on April 30, 2005. Landlord and Tenant now desire to arrange for the early termination of the Lease as of March 31, 2004.

E.           Landlord and Sublessee desire that the Sublease shall remain in effect and Sublessee shall attorn to Landlord pursuant to the provisions of the Consent.

NOW, THEREFORE, in consideration of the foregoing, as an inducement to Tenant to surrender the Premises and Landlord to accept such surrender, Tenant, Landlord and Sublessee agree as follows:

1.            Tenant will vacate the Premises and surrender possession thereof to Landlord as of March 31, 2004 (the “Termination Date”), and will leave the Premises in the condition called for in the Lease.

2.            Effective on the Termination Date, the above-referenced Lease between Landlord and Tenant shall be, and is hereby, deemed automatically terminated as if the term thereof had expired with the efflux of time. Thereafter, except as hereinbelow provided, neither party shall have any further obligations to the other under said Lease, except that nothing herein shall be construed to relieve Tenant of its obligation to pay all rents and charges due and owing under the Lease which have accrued up to the Termination Date.

3.            In consideration of Landlord’s agreeing to the early termination of the Lease, Tenant agrees to pay to Landlord amounts owing pursuant to the Lease Termination and Advance Payment Agreement between Landlord and Tenant of even date herewith.

4.            Tenant hereby warrants and represents to Landlord that except for the Sublease nothing has been done or suffered by Tenant whereby the Lease, the Premises or the estate of Tenant in and to said Premises or any part thereof, have been encumbered in any way whatsoever; the Tenant has good right to surrender the same; and that no one other than Tenant (except for Sublessee) has acquired through or under Tenant any right, title or interest in and to the Lease or the term and estate thereby granted or in and to all or any part of the Premises covered by the Lease including, without limitation, all alterations, installations, additions, and improvements in and to said Premises except for the Sublease.

5.            This termination shall not release any party hereto from liability or obligation under the agreement hereby terminated, whether of indemnity or otherwise, resulting from any acts, omissions or events happening prior to this termination, or thereafter in case by the terms of said agreement it is provided that anything shall or may be done after termination thereof; and Tenant specifically confirms and agrees that its indemnities under the Lease will remain fully in force with respect to any such acts, omissions or events.

6.            Landlord and Sublessee agree that the Sublease shall remain in effect, subject to the provisions of the Lease, which will remain in effect as to Sublessee notwithstanding the termination thereof, except for Base Rent and the computation of Additional Rent which shall be as modified by the Sublessee, all pursuant to the provisions of Paragraph 7 of the Consent.

7.            Sublessee agrees to recognize and attorn to Landlord as the Landlord under the Sublease and agrees to make all payments due under the terms of the Sublease accruing from and after April 1, 2004 directly to Landlord.

8.            Sublessee and Tenant warrant and represent to Landlord that there is no default by either party under the Sublease, nor has any event occurred which with the passage of time would be a default, and that the Sublease is in full force and effect and has not been amended or modified in any respect.

9.            Upon execution of this Agreement, Tenant will remit to Landlord any and all security deposits under the Sublease and any rent paid by Sublessee for any period after March 31, 2004.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove written.

(Tenant)	(Landlord)
GERON CORPORATION,	BOHANNON DEVELOPMENT COMPANY,
a Delaware corporation	a California corporation

By: /s/ David L. Greenwood	By: /s/ Robert L. Webster
President

By: /s/ Ernst Lotti Jr. Secretary

(Sublessee)

THEME PARTY PRODUCTIONS, LTD.,

a California corporation

By: /s/ Jill Bank
President

EXHIBIT B

BDC Stock Purchase Agreement

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of March 23, 2004 by and between Geron Corporation, a Delaware corporation having its principal place of business at 230 Constitution Drive, Menlo Park, California 94025 (the “Company”), and Bohannon Development Company, a California corporation having an office at 60 Hillsdale Mall, San Mateo, CA 94403-3497 (the “Acquirer”).

A.

The Company has agreed to issue, and the Acquirer has agreed to accept, shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) to Acquirer in payment of the Company’s rent obligations for the period from April 1, 2004 through April 30, 2005 under a lease dated March 7, 2000 to the premises at 255 Constitution Drive, Menlo Park, California, as amended ( the “Lease”).

B.	The Acquirer and the Company desire to specify the terms and conditions of the Company’s issuance of such common stock.

THE PARTIES AGREE AS FOLLOWS:

1.          ISSUANCE OF SHARES; PURCHASE PRICE. The Acquirer hereby acquires and the Company hereby issues to Acquirer 46,902 shares (the “Shares”) of Common Stock in consideration of the premises conveyed pursuant to the Lease. Upon issuance and delivery of the certificate(s) for the Shares, all Shares shall be duly authorized and validly issued and represent fully paid shares of the Company’s Common Stock.

2.	CLOSING; DELIVERY
2.1.

The consummation of the transaction contemplated by this Agreement (a “Closing”) shall be held at such time and place as is mutually agreed upon between the parties (the “Closing Date”). At the Closing, the Company shall deliver to the Acquirer one or more certificates representing all of the Shares, which Shares shall be issued in the name of the Acquirer or its designee and in such denominations as the Acquirer shall specify.

2.2.

The Company’s obligations to issue and deliver the stock certificate(s) representing the Shares to the Acquirer at the Closing shall be subject to the following conditions, which may be waived by the Company:

2.2.1.

the covenants and obligations that the Acquirer is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects; and

2.2.2.	the representations and warranties made by the Acquirer herein shall be true and correct in all material respects as of the Closing Date.

2.3.

The Acquirer’s obligation to accept delivery of the stock certificate(s) representing the Shares at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Acquirer:

2.3.1.

the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects;

2.3.2.	The Company shall have available under its Certificate of Incorporation sufficient authorized shares of Common Stock to issue the Shares to the Acquirer; and

2.3.3.	the representation and warranties made by the Company herein shall be true and correct in all material respects as of any Closing Date.

3.	RESTRICTIONS ON RESALE OF SHARES.
3.1.

Legends. The Acquirer understands and acknowledges that the Shares are not registered under the Securities Act of 1933 (the “Act”) and that under the Act and other applicable laws the Acquirer may be required to hold such Shares for an indefinite period of time. Each stock certificate representing Shares shall bear the following legends:

3.1.1.

 “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE COMMON STOCK PURCHASE AGREEMENT, DATED AS OF March 23, 2004. A COPY OF THE AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

3.2.

Limits on Sales. The Acquirer agrees that if it decides to resell some or all of the Shares, it will do so only in an appropriate manner based upon whether the shares are registered or unregistered, i.e., on the Nasdaq National Market or in a Rule 144A compliant transaction. Subject to the foregoing restrictions, the Acquirer may sell or resell the Shares in any lot size, or at any volume, desired by the Acquirer.

4.	REGISTRATION RIGHTS
4.1.

The Company agrees to file with the Securities and Exchange Commission (“Commission”), as promptly as practicable and in any event within twenty (20) days after the execution of this Agreement by both parties, a registration statement under the Act (the “Registration Statement”), on Form S-3 or other appropriate form, so as to permit a non-underwritten public offering and resale of the Shares under the Act by the Acquirer. The Company agrees to diligently pursue making that registration statement effective. The Company will notify the Acquirer of the effectiveness of the Registration Statement within one business day of receiving notice from the Commission.

4.2.

The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Act until the earliest of (i) the date that none of the Shares covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Shares have been sold pursuant to such Registration Statement, (iii) the date the Acquirer receives an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Acquirer, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume, (iv) the date that all Shares have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) the date all Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Acquirer (the “Effectiveness Period”).

4.3.

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 3.1 and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Acquirer shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of their counsel. The Company at its expense will supply the Acquirer with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Acquirer.

4.4.

The Acquirer will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Acquirer and proposed manner of sale of the Shares required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Acquirer to consent to be named as an underwriter in any Registration Statement.

5.	REPRESENTATIONS AND ACKNOWLEDGEMENT OF THE COMPANY.

The Company hereby represents, warrants and covenants to the Acquirer as follow:

5.1.

Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

5.2.

Authorization. All corporate action on the party of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.3.

Valid Issuance of Common Stock. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

5.4.

Legal Proceedings and Orders. There is no action, suit, proceeding or investigation pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate this transactions contemplated hereby, nor is the Company aware of any basis for any of the forgoing. The Company is neither a party nor subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that would affect the ability of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

5.5.

Form S-3 Eligibility. As of the date of this Agreement, the Company meets the requirements for the use of Form S-3 for registration of the resale by the Acquirer of the Shares, and it will use its commercially reasonable efforts to continue to meet such requirements during the period in which it takes to have the Registration Statement declared effective.

6.	REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE ACQUIRER.

The Acquirer hereby represents, warrants, acknowledges and agrees that:

6.1.

Investment. The Acquirer is acquiring the Shares for the Acquirer’s own account, and not directly or indirectly for the account of any other person. The Acquirer is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities. If the Acquirer decides to resell some or all of the Shares, it will use a broker satisfactory to the Company, and cause or instruct the broker to sell in an orderly manner, limiting sales to lot-size and volumes consistent with normal trading levels in the Company's stock.

6.2.

Access to Information. Acquirer has consulted with its own attorney, accountant, or investment advisor as the Acquirer has deemed advisable with respect to the investment and has determined its suitability for Acquirer. The Acquirer has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Acquirer has had access to such financial and other information as is necessary in order for the Acquirer to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Acquirer has had access. Acquirer acknowledges that neither the Company nor any of its officers, directors, employees, agents, representatives, or advisors have made any representation or warranty.

6.3.

Business and Financial Expertise. The Acquirer further represents and warrants that it has such business or financial expertise as to be able to evaluate its investment in the Company and purchase of the Shares.

6.4.

Speculative Investment. The Acquirer acknowledges that the investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Acquirer’s risk capital means and is not so great in relation to the Acquirer’s total financial resources as would jeopardize the personal financial needs of the Acquirer in the event such investment were lost in whole or in part.

6.5.	Unregistered Securities. Acquirer acknowledges that:

6.5.1.

The Acquirer must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register any of the Shares under the Act, except as provided in Section 3 above. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company’s common stock, (ii) the Company has complied with the information requirements of Rule 144, and (iii) all other terms and conditions of Rule 144 have been satisfied.

6.5.2.

Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and, therefore, the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available. The Company has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such act. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

6.5.3.	The Acquirer hereby certifies that it is an “accredited investor” as that term is defined in Rule 501 under the Act.

7.                TAX ADVICE. The Acquirer acknowledges that the Acquirer has not relied and will not rely upon the Company or the Company’s counsel with respect to any tax consequences related to the ownership, purchase, or disposition of the shares. The Acquirer assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such shares.

8.                NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days, not including Saturdays, Sundays, or national holidays, after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

To the Company at:	Geron Corporation
230 Constitution Drive
Menlo Park, California 94025
Attention: Chief Financial Officer
	Telephone:	(650) 473-7700
	Facsimile:	(650) 473-7750

To the Acquirer at:	Bohannon Development Company
60 Hillsdale Mall
San Mateo, CA 94403-3497
Attention: Chief Financial Officer
	Telephone:	(650) 345-8222
	Facsimile:	(650) 573-5457

9.                BINDING EFFECT. This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of the Acquirer; provided, however, that the Acquirer may not assign any rights or obligations under this Agreement. The Company’s rights under this Agreement shall be freely assignable.

10.             ATTORNEYS’ FEES. If any action or proceeding or arbitration is commenced by either party to enforce its rights under this Agreement or to collect damages as a result of the breach of any of the provisions of this Agreement, the prevailing party in such action or proceeding or arbitration, including any bankruptcy, insolvency or appellate proceedings, shall be entitled to recover all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, in addition to any other relief awarded by the court or arbitrator.

11.             GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America.

12.             ENTIRE AGREEMENT. This Agreement, together with the Lease, constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.

GERON CORPORATION

/s/ David L. Greenwood
By:	David L. Greenwood
Title:	Executive Vice President and Chief Financial Officer

BOHANNON DEVELOPMENT COMPANY

/s/ Robert L. Webster
By:
Title:	Chairman

EXHIBIT C

DDBO Stock Purchase Agreement

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of March 23, 2004 by and between Geron Corporation, a Delaware corporation having its principal place of business at 230 Constitution Drive, Menlo Park, California 94025 (the “Company”), and David D. Bohannon Organization, a California corporation having an office at 60 Hillsdale Mall, San Mateo, CA 94403-3497 (the “Acquirer”).

A.

The Company has agreed to issue, and the Acquirer has agreed to accept, shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) to Acquirer in payment of the Company’s rent obligations for the period from February 1, 2004 through July 31, 2008 under a lease dated January 20, 1993 to the premises at 200 Constitution Drive, Menlo Park, California, as amended and extended, and a lease dated March 25, 1996 to the premises at 230 Constitution Drive, Menlo Park, California, as amended and extended (collectively, the “Leases”).

B.	The Acquirer and the Company desire to specify the terms and conditions of the Company’s issuance of such common stock.

THE PARTIES AGREE AS FOLLOWS:

1.           ISSUANCE OF SHARES; PURCHASE PRICE. The Acquirer hereby acquires and the Company hereby issues to Acquirer 363,039 shares (the “Shares”) of Common Stock in consideration of the premises conveyed pursuant to the Leases. Upon issuance and delivery of the certificate(s) for the Shares, all Shares shall be duly authorized and validly issued and represent fully paid shares of the Company’s Common Stock.

2.	CLOSING; DELIVERY
2.1.

The consummation of the transaction contemplated by this Agreement (a “Closing”) shall be held at such time and place as is mutually agreed upon between the parties (the “Closing Date”). At the Closing, the Company shall deliver to the Acquirer one or more certificates representing all of the Shares, which Shares shall be issued in the name of the Acquirer or its designee and in such denominations as the Acquirer shall specify.

2.2.

The Company’s obligations to issue and deliver the stock certificate(s) representing the Shares to the Acquirer at the Closing shall be subject to the following conditions, which may be waived by the Company:

2.2.1.

the covenants and obligations that the Acquirer is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects; and

2.2.2.	the representations and warranties made by the Acquirer herein shall be true and correct in all material respects as of the Closing Date.

2.3.

The Acquirer’s obligation to accept delivery of the stock certificate(s) representing the Shares at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Acquirer:

2.3.1.

the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects;

1

2.3.2.	The Company shall have available under its Certificate of Incorporation sufficient authorized shares of Common Stock to issue the Shares to the Acquirer; and

2.3.3.	the representation and warranties made by the Company herein shall be true and correct in all material respects as of any Closing Date.

3.	RESTRICTIONS ON RESALE OF SHARES.
3.1.

Legends. The Acquirer understands and acknowledges that the Shares are not registered under the Securities Act of 1933 (the “Act”) and that under the Act and other applicable laws the Acquirer may be required to hold such Shares for an indefinite period of time. Each stock certificate representing Shares shall bear the following legends:

3.1.1.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE COMMON STOCK PURCHASE AGREEMENT, DATED AS OF March 23, 2004. A COPY OF THE AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

3.2.

Limits on Sales. The Acquirer agrees that if it decides to resell some or all of the Shares, it will do so only in an appropriate manner based upon whether the shares are registered or unregistered, i.e., on the Nasdaq National Market or in a Rule 144A compliant transaction. Subject to the foregoing restrictions, the Acquirer may sell or resell the Shares in any lot size, or at any volume, desired by the Acquirer.

4.	REGISTRATION RIGHTS
4.1.

The Company agrees to file with the Securities and Exchange Commission (“Commission”), as promptly as practicable and in any event within twenty (20) days after the execution of this Agreement by both parties, a registration statement under the Act (the “Registration Statement”), on Form S-3 or other appropriate form, so as to permit a non-underwritten public offering and resale of the Shares under the Act by the Acquirer. The Company agrees to diligently pursue making that registration statement effective. The Company will notify the Acquirer of the effectiveness of the Registration Statement within one business day of receiving notice from the Commission.

4.2.

The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Act until the earliest of (i) the date that none of the Shares covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Shares have been sold pursuant to such Registration Statement, (iii) the date the Acquirer receives an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Acquirer, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume, (iv) the date that all Shares have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) the date all Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Acquirer (the “Effectiveness Period”).

2

4.3.

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 3.1 and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Acquirer shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of their counsel. The Company at its expense will supply the Acquirer with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Acquirer.

4.4.

The Acquirer will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Acquirer and proposed manner of sale of the Shares required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Acquirer to consent to be named as an underwriter in any Registration Statement.

5.	REPRESENTATIONS AND ACKNOWLEDGEMENT OF THE COMPANY.

The Company hereby represents, warrants and covenants to the Acquirer as follow:

5.1.

Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

5.2.

Authorization. All corporate action on the party of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.3.

Valid Issuance of Common Stock. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

5.4.

Legal Proceedings and Orders. There is no action, suit, proceeding or investigation pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate this transactions contemplated hereby, nor is the Company aware of any basis for any of the forgoing. The Company is neither a party nor subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that would affect the ability of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

5.5.

Form S-3 Eligibility. As of the date of this Agreement, the Company meets the requirements for the use of Form S-3 for registration of the resale by the Acquirer of the Shares, and it will use its commercially reasonable efforts to continue to meet such requirements during the period in which it takes to have the Registration Statement declared effective.

3

6.	REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE ACQUIRER.

The Acquirer hereby represents, warrants, acknowledges and agrees that:

6.1.

Investment. The Acquirer is acquiring the Shares for the Acquirer’s own account, and not directly or indirectly for the account of any other person. The Acquirer is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities. If the Acquirer decides to resell some or all of the Shares, it will use a broker satisfactory to the Company, and cause or instruct the broker to sell in an orderly manner, limiting sales to lot-size and volumes consistent with normal trading levels in the Company's stock.

6.2.

Access to Information. Acquirer has consulted with its own attorney, accountant, or investment advisor as the Acquirer has deemed advisable with respect to the investment and has determined its suitability for Acquirer. The Acquirer has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Acquirer has had access to such financial and other information as is necessary in order for the Acquirer to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Acquirer has had access. Acquirer acknowledges that neither the Company nor any of its officers, directors, employees, agents, representatives, or advisors have made any representation or warranty.

6.3.

Business and Financial Expertise. The Acquirer further represents and warrants that it has such business or financial expertise as to be able to evaluate its investment in the Company and purchase of the Shares.

6.4.

Speculative Investment. The Acquirer acknowledges that the investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Acquirer’s risk capital means and is not so great in relation to the Acquirer’s total financial resources as would jeopardize the personal financial needs of the Acquirer in the event such investment were lost in whole or in part.

6.5.	Unregistered Securities. Acquirer acknowledges that:
6.5.1.

The Acquirer must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register any of the Shares under the Act, except as provided in Section 3 above. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company’s common stock, (ii) the Company has complied with the information requirements of Rule 144, and (iii) all other terms and conditions of Rule 144 have been satisfied.

6.5.2.

Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and, therefore, the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available. The Company has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such act. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

4

6.5.3.	The Acquirer hereby certifies that it is an “accredited investor” as that term is defined in Rule 501 under the Act.

7.                TAX ADVICE. The Acquirer acknowledges that the Acquirer has not relied and will not rely upon the Company or the Company’s counsel with respect to any tax consequences related to the ownership, purchase, or disposition of the shares. The Acquirer assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such shares.

8.                NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days, not including Saturdays, Sundays, or national holidays, after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

To the Company at:	Geron Corporation
230 Constitution Drive
Menlo Park, California 94025
Attention: Chief Financial Officer
	Telephone:	(650) 473-7700
	Facsimile:	(650) 473-7750

To the Acquirer at:	David D. Bohannon Organization
60 Hillsdale Mall
San Mateo, CA 94403-3497
Attention: Chief Financial Officer
	Telephone:	(650) 345-8222
	Facsimile:	(650) 573-5457

9.                BINDING EFFECT. This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of the Acquirer; provided, however, that the Acquirer may not assign any rights or obligations under this Agreement. The Company’s rights under this Agreement shall be freely assignable.

10.             ATTORNEYS’ FEES. If any action or proceeding or arbitration is commenced by either party to enforce its rights under this Agreement or to collect damages as a result of the breach of any of the provisions of this Agreement, the prevailing party in such action or proceeding or arbitration, including any bankruptcy, insolvency or appellate proceedings, shall be entitled to recover all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, in addition to any other relief awarded by the court or arbitrator.

11.             GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America.

12.             ENTIRE AGREEMENT. This Agreement, together with the Leases, constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

5

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.

GERON CORPORATION

/s/ David L. Greenwood
By:	David L. Greenwood
Title:	Executive Vice President and Chief Financial Officer

DAVID D. BOHANNON ORGANIZATION

/s/ Robert L. Webster
By:	Robert L. Webster
Title:	President and CEO

6